Exhibit 10.8
Confidential Treatment Requested by Capital Trust, Inc.

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (this “Agreement”) dated as of March 16, 2009 by CAPITAL TRUST, INC., a Maryland corporation (the “Pledgor”), for the benefit of WESTLB AG, NEW YORK BRANCH, as collateral agent on behalf of the lenders party to the Credit Agreement (as hereinafter defined) (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

RECITALS

A.           The Pledgor, the Collateral Agent and certain other lenders (collectively, “Lenders”) are parties to that certain Amended and Restated Credit Agreement, dated as of the date hereof (as may be further amended or modified, collectively, the “Credit Agreement”).

B.           For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to pledge and grant, and, pursuant to this Agreement, does hereby pledge and grant, a first priority security interest in the Collateral (as defined below) as security for the Obligations.

Accordingly, the parties hereto agree as follows:

Section 1.               Definitions.

“Certificated Securities” shall mean the Pledged Securities identified on Schedule 2 attached hereto.

“Collateral” shall have the meaning ascribed thereto in Section 2 hereof.

“Obligations” shall have the meaning ascribed thereto in the Credit Agreement.

“Pledged Securities” shall mean the assets as described on Schedule 1 attached hereto.

“Secured Parties” shall have the meaning ascribed thereto in the Credit Agreement.

“Securities Account Control Agreement” shall mean that certain Securities Account Control Agreement in respect of account number 725839.1 held with the Securities Intermediary, among the Pledgor, the Collateral Agent and the Securities Intermediary, dated as of the date hereof.

“Securities Account” shall have the meaning ascribed thereto in the Credit Agreement.

“Securities Intermediary” shall mean Bank of America, National Association

“Securities Rights” means all voting and other rights and remedies in respect of any of the Pledged Securities, and all securities, interest or other distributions and any other right or property which the Pledgor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in replacement for, in substitution for or in exchange for any of the Pledged Securities, in which the Pledgor now has or hereafter acquires any right.

“UCC-1 Financing Statements” shall mean the UCC-1 Financing Statements filed to perfect the security interests granted herein.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

Section 2.               Pledge and Delivery of Collateral.

2.1           The Pledge.  As security for the prompt payment in full when due of the Obligations, the Pledgor hereby pledges, assigns and grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Pledgor’s right, title and interest in the following property wherever located (all being collectively referred to herein as “Collateral”):

(i)           all Pledged Securities;

(ii)          the Securities Account, all “financial assets” (as defined in the Uniform Commercial Code) and cash credited to the Securities Account;

(iii)         all “investment property”, “instruments”, “general intangibles”, “accounts”, “chattel paper” and “supporting obligations” (each, as defined in the Uniform Commercial Code) and all Securities Rights, in each case, relating to or constituting any and all of the foregoing set forth in items (i) and (ii) of this Section 2.1; and

(iv)         any and all interest on, and proceeds (including, without limitation, condemnation proceeds) of, any and all of the foregoing set forth in items (i) through (iii) of this Section 2.1;

in each case whether now owned or hereafter acquired, now existing or hereafter created and wherever located.

2.2           Delivery of the Collateral.  All Pledged Securities (including without limitation, all Certificated Securities), shall be credited to and held at all times in the Securities Account on behalf of the Collateral Agent for the benefit of the Secured Parties, and evidence of such credit and holding shall be delivered to the Collateral Agent from the Securities Intermediary.

Section 3.               Representations and Warranties.  The Pledgor represents and warrants as of the date hereof that:

(a)           The execution and delivery of this Agreement and the performance of the obligations hereunder (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any Person, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Pledgor or any order of any Governmental Authority, and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Pledgor or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Pledgor or any of its Subsidiaries;

(b)           Schedule I sets forth an accurate description of the Pledged Securities.  The Pledgor has not assigned, pledged or otherwise conveyed or encumbered the Collateral to any other Person other than the Collateral Agent under this Agreement, and the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Collateral free and clear of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement;

(c)           the provisions of this Agreement are effective to create in favor of the Collateral Agent a valid security interest in all right, title and interest of the Pledgor in, to and under the Collateral;

(d)           upon receipt by the Securities Intermediary of the Pledged Securities pursuant to Section 2.2 of this Agreement, by virtue of this Agreement and the Control Agreement, the Lien granted pursuant to this Agreement will constitute a valid, perfected first-priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any persons purporting to purchase any of such Collateral;

(e)           the principal place of business and chief executive office of the Pledgor is 410 Park Avenue, 14th Floor, New York, New York 10022-9442; and

(f)           the exact legal name of the Pledgor is Capital Trust, Inc.

Section 4.               Covenants.  In furtherance of the grant of the pledge and security interest pursuant to Section 2 hereof, the Pledgor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

4.1           Delivery and Other Perfection.  The Pledgor shall, and hereby authorizes the Collateral Agent to, give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary (in the reasonable judgment of the Collateral Agent) to create, preserve or perfect the security interest granted pursuant hereto or, upon the occurrence and during the continuance of an Event of Default, to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of the Collateral Agent or its nominee.  The Pledgor hereby authorizes the Collateral Agent to file any financing statement or continuation statement without the signature of the Pledgor to the extent permitted by law.

4.2           Sale of Collateral; Liens.  Without the prior written consent of the Collateral Agent, the Pledgor shall not, directly or indirectly, except as otherwise permitted by this Agreement (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur, authorize or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement.  The Pledgor shall defend the right, title and interest of the Collateral Agent in and to the Collateral against the claims and demands of all persons whomsoever.

4.3           Use of Collateral.  The Pledgor will not remove any Collateral from the Securities Account once such Collateral is credited thereto, except Distributions (as defined in the Control Agreement) in accordance with the terms of the Control Agreement.

4.4           Pledged Securities.

(a)           So long as no Event of Default has occurred and is continuing Pledgor shall have the right to receive any payments with respect to any Pledged Securities and apply such payments on its own account and to its benefit.

(b)           So long as no Event of Default has occurred and is continuing, all payments received by the Pledgor with respect to the Collateral shall be deposited directly into the Securities Account or such other account as designated by the Pledgor and, absent any Event of Default, shall be swept to Debtor’s account at the Securities Intermediary within two (2) Business Days.

(c)           The Pledgor will not make or agree to make any discount, credit or other reduction in the original amount owing on any Pledged Securities or accept in satisfaction of any Pledged Securities less than the original amount thereof.

(d)           Except as otherwise provided in this Security Agreement, the Pledgor will collect and enforce, at the Pledgor’s sole expense, all amounts due or hereafter due to the Pledgor under the Pledged Securities.

(e)           If to the knowledge of the Pledgor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any Pledged Securities, the Pledgor will promptly disclose such fact to the Collateral Agent in writing, electronic or otherwise.

4.5           Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name.  The Pledgor will:

(a)           preserve its existence and corporate structure as in effect on the Restatement Effective Date;

(b)           not change its jurisdiction of organization;

(c)           not maintain its place of business (if it has only one) or its chief executive office (if it has more than one place of business) at a location other than the location specified in the Credit Agreement; and

(d)           not change its name or its mailing address;

unless, in each such case, the Pledgor shall have given the Collateral Agent not less than thirty (30) days’ prior written notice of such event or occurrence and the Collateral Agent shall have either (x) reasonably determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Collateral Agent’s security interest in the Collateral, or (y) taken such steps (with the cooperation of such Pledgor to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Collateral Agent’s security interest in the Collateral owned by the Pledgor.

Section 5.               Events of Default, Remedies, etc.  During the period during which an Event of Default shall have occurred and be continuing, in addition to the rights and remedies set forth in the Credit Agreement:

(a)           The Collateral Agent, for the benefit of the Secured Parties, in addition to the rights and remedies set forth in the Credit Agreement, shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent, for the benefit of the Secured Parties, were the sole and absolute owner thereof (and the Pledgor agrees to take all such action as may be appropriate to give effect to such right);

(b)           The Collateral Agent in its discretion may, in its name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(c)           The Collateral Agent may, upon ten (10) days’ prior written notice to the Pledgor of the time and place (which notice the Pledgor acknowledges as reasonable and sufficient), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent or any of its agents, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent deems best, and for cash or on credit or for future delivery, at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and the Collateral Agent or anyone else may be the purchaser, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Pledgor, any such demand, notice or right and equity being hereby expressly waived and released.  Unless prohibited by applicable law, the Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned;

(d)           If the Collateral Agent shall so request in writing, the Pledgor agrees to execute and deliver to the Collateral Agent appropriate payment direction and other orders and documents to provide for all Collateral, including without limitation any amounts in the Securities Account, to be applied as directed by the Collateral Agent in its sole discretion.  The foregoing authorization and instructions are irrevocable and may not be modified in any manner other than by the Collateral Agent sending to the Pledgor a notice terminating such authorization and direction;

(e)           The Collateral Agent may exercise all rights, powers and privileges to the same extent as the Pledgor is entitled to exercise such rights, powers and privileges with respect to the Pledged Securities;

(f)           Except as required applicable law, the Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral;

(g)           In enforcing any rights hereunder, the Collateral Agent shall not be required to resort to any particular security, right or remedy through foreclosure or otherwise or to proceed in any particular order of priority, or otherwise act or refrain from acting, and, to the extent permitted by law, the Pledgor hereby waives and releases any right to a marshaling of assets or a sale in inverse order of alienation;

(h)           The Collateral Agent may register any or all of the Pledged Securities in the name of the Collateral Agent or its nominee without any further consent of the Pledgor;

(i)            The Collateral Agent or its nominee at any time, without notice, to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral owned by the Pledgor or any part thereof, and to receive all interest and distributions in respect of such Collateral;

(j)            The Pledgor shall assemble and make available to the Collateral Agent the Collateral and all records relating thereto at any place or places specified by the Collateral Agent;

(k)           The Collateral Agent may at any time, by giving the Pledgor written notice, elect to require that the Pledged Securities be paid directly to the Collateral Agent for the benefit of the Secured Parties.  In such event, the Pledgor shall, and shall permit the Collateral Agent to, promptly notify the obligors under the Pledged Securities of the Collateral Agent’s interest therein and direct such obligors to make payment of all amounts then or thereafter due under such Pledged Securities directly to the Collateral Agent.  Upon receipt of any such notice from the Collateral Agent, the Pledgor shall thereafter hold in trust for the Collateral Agent, on behalf of the Secured Parties, all amounts and proceeds received by it with respect to the Pledged Securities and other Collateral and immediately and at all times thereafter deliver to the Collateral Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements;

(l)            The Collateral Agent may require all cash proceeds of the Collateral to be deposited in a special non-interest bearing cash collateral account with the Collateral Agent and held there as security for the Obligations.  The Pledgor shall not have any control whatsoever over said cash collateral account.  The Collateral Agent may (and shall, at the direction of the Required Lenders), from time to time, apply the collected balances in said cash collateral account to the payment of the Obligations whether or not the Obligations shall then be due; and

(m)           The Collateral Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

The proceeds of each collection, sale or other disposition under this Section 5 shall be applied by the Collateral Agent to the Obligations pursuant to Section 6 hereof.

Section 6.              Application of Proceeds.  Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under this Section 4, shall be applied by the Collateral Agent:

(i)           First, to the payment of the actual and out-of-pocket costs and expenses of such collection, sale or other realization, including, without limitation, reasonable out of pocket costs and expenses of the Collateral Agent and the fees and expenses of its agents and counsel, and all expenses, and advances made or incurred by the Collateral Agent in connection therewith;

(ii)           Next, to the payment in full of the Obligations; and

(iii)           Finally, to the payment to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 6, “proceeds” of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Collateral.

Section 7.              Attorney in Fact.  Without limiting any rights or powers granted by this Agreement to the Collateral Agent, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall be deemed appointed, which appointment as attorney-in-fact is irrevocable and coupled with an interest, the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof.  Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Section 7 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any payment in respect of the Collateral or any part thereof and to give full discharge for the same.

Section 8.              Termination.  When the Obligations shall have been indefeasibly paid in full in cash, and the Credit Agreement has terminated, the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever any remaining Collateral and money received in respect thereof, to or on the order of the Pledgor.

Section 9.              Further Assurances.  The Pledgor agrees that, from time to time upon the written request of the Collateral Agent, the Pledgor will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement. Without limiting the foregoing, on or before March 31, 2009, the Pledgor shall deliver to the Collateral Agent executed transfer documents under each indenture or other document governing the securities constituting Collateral, undated and endorsed “in blank”, as reasonably requested by the Collateral Agent.

Section 10.            Additional Agreements Concerning UCC’s.  The Pledgor authorizes the Collateral Agent to file UCC-1 Financing Statements describing the Collateral and for purposes of perfecting the security interest in the Collateral granted by the Pledgor to the Collateral Agent pursuant to this Agreement.

Section 11.             Miscellaneous.

11.1          No Waiver.  No failure or delay by the Collateral Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Collateral Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have.

11.2           Governing Law; Jurisdiction; Consent to Service of Process.  This Agreement shall be construed in accordance with and governed by the law of the State of New York.  The provisions set forth in Section 9.09(b), (c) and (d) of the Credit Agreement with respect to consent to jurisdiction and service of process are hereby incorporated herein and made applicable hereto, mutatis mutandis.

11.3           Notices.  All notices, consents, approvals and requests required or permitted hereunder shall be given in the manner and to the addresses set forth in Section 9.01 of the Credit Agreement.

11.4           Waivers, etc.  No waiver of any provision of this Agreement or consent to any departure by the Pledgor therefrom shall in any event be effective unless the same shall be permitted in writing by the Pledgor and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, no action or inaction by the Collateral Agent shall be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time.

11.5           Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns of the Collateral Agent, except that the Pledgor may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (and any attempted assignment or transfer by the Pledgor without such consent shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, and, to the extent expressly contemplated hereby, the Secured Parties and the Related Parties of each of the Collateral Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

11.6           Indemnification.  Without limiting the provisions of Section 9.03 of the Credit Agreement, the Pledgor shall indemnify the Collateral Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all actual losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder, (ii) relating to or arising out of the acts or omissions of the Pledgor under this Agreement, (iii) resulting from the ownership of or lien on any Collateral, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

11.7           Taxes and Expenses.  Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Pledgor, together with interest and penalties, if any, subject to Pledgor’s right to contest such taxes pursuant to Section 5.04 of the Credit Agreement.  The Pledgor shall reimburse the Collateral Agent for any and all reasonable out-of-pocket expenses (including reasonable attorneys’, auditors’ and accountants’ fees) paid or incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the administration, collection, preservation or sale of the Collateral.  Any and all costs and expenses incurred by the Pledgor in the performance of actions required pursuant to the terms hereof shall be borne solely by the Pledgor.

11.8           Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

11.9           Counterparts; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when it shall have been executed by the Collateral Agent and when the Collateral Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

11.10         Trial by Jury.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.11         Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

11.12         Secured Party Performance of Pledgor’s Obligations.  Without having any obligation to do so, the Collateral Agent may perform or pay any obligation which the Pledgor has agreed to perform or pay in this Agreement and the Pledgor shall reimburse the Collateral Agent for any reasonable amounts paid by the Collateral Agent pursuant to this Section 11.12.  The Pledgor’s obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be an Obligation payable on demand.

11.13         Collateral Agent.  WestLB AG, New York Branch has been appointed Collateral Agent for the Secured Parties hereunder pursuant to Article VIII of the Credit Agreement.  It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Collateral Agent pursuant to the Credit Agreement, and that the Collateral Agent has agreed to act (and any successor Collateral Agent shall act) as such hereunder only on the express conditions contained in such Article VIII.  Any successor Collateral Agent appointed pursuant to Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Collateral Agent hereunder.

[THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PLEDGOR

CAPITAL TRUST, INC., a Maryland corporation

By:	/s/ Geoffrey G. Jervis
Name: Geoffrey G. Jervis
Title: Chief Financial Officer

S-1

COLLATERAL AGENT

WESTLB AG, NEW YORK BRANCH

By:	/s/ Christian Reuhmer
Name: Christian Reuhmer
Title: Managing Director

By:	/s/ Petra Beckert
Name: Petra Beckert
Title: Executive Director

S-2

Schedule 1

Face Value
Class	Cusip	Original	Current
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 2

Face Value
Class	Cusip	Original	Current
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.